Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of MediaNews Group, Inc. (the “Company”) for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Dean Singleton, Vice Chairman, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

/s/ WILLIAM DEAN SINGLETON
William Dean Singleton,
Vice Chairman, Chief Executive Officer and Director April 29, 2005